SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2003

HOLLINGER INTERNATIONAL INC.

(Exact name of Registrant as specified in its Charter)

DELAWARE	1-14164	95-3518892
(State or other Jurisdiction) of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 NORTH WABASH AVENUE, SUITE 740
CHICAGO, ILLINOIS 60611
(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 321-2299

Item 5. Other Events and Regulation FD Disclosure.

See the attached press release dated May 22, 2003.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

The following Exhibit is filed as part of this report:

Exhibit 99.1 Press release, dated May 22, 2003.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 23, 2003

HOLLINGER INTERNATIONAL INC.

	By:	/s/ Mark S. Kipnis

		Name:	Mark S. Kipnis
		Title:	Vice President, Corporate Counsel and Secretary

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EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated May 22, 2003.

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